2013 Annual Meeting August 2013 Exhibit 99

Patrick W. Bevack President and Chief Executive Officer

Forward-Looking Statement Disclosure

When used in this presentation the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project” or similar expressions are intended to identify “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995.
Such statements are subject to certain risks and uncertainties, including changes in economic conditions in United Community’s market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in Home Savings’ market area, and competition, that could cause actual results to differ materially from results presently anticipated or projected.
United Community cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. United
Community advises readers that the factors listed above could affect United
Community’s financial performance and could cause United Community’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.
United Community undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made. Actual results may differ materially from our statements due to a number of risks and uncertainties, including those described in the
Company’s Form 10-K for the year ended December 31, 2012 and subsequent filings.  Please refer to these SEC documents for a complete list of risk factors.

Non-GAAP Financial Measures

This presentation contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the
United States of America ("GAAP").
Management uses these non-GAAP financial measures because it believes that they are useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance.  Management believes these non-GAAP financial measures provide users of our financial information with meaningful measures for assessing our financial results, as well as a comparison to financial results for prior periods.  These non-GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies. A reconciliation of the differences between our non-GAAP financial measures and the most comparable GAAP measures accompanies the use of such non-
GAAP financial measures within the body of this presentation.

Major Goals

Achieve termination of the Regulatory Orders at the Bank
and Holding Company
Establish a strong management team that works well together
Improve asset quality and establish a strong credit culture
Raise a sufficient amount of capital to strengthen the
financials of the Company and to position us to take
advantage of future opportunities
Established upon being named CEO

Review of Financial Performance
Asset Quality
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
1Q
'11
2Q
'11
3Q
'11
4Q
'11
1Q
'12
2Q
'12
3Q
'12
4Q
'12
1Q
'13
2Q
'13
Classified Assets
($000’s)

We reduced classified assets from
$253.9 million to $44.9 million, a
reduction of $209.0 million over
the last eighteen months
– Classified Assets is comprised
of Classified Loans plus Real
Estate Owned (REO) and
repossessed assets
– Classified Loans are loans
that have a well-defined
weakness

Review of Financial Performance (cont.)
Asset Quality
$0
$50,000
$100,000
$150,000
$200,000
1Q
'11
2Q
'11
3Q
'11
4Q
'11
1Q
'12
2Q
'12
3Q
'12
4Q
'12
1Q
'13
2Q
'13
Nonperforming Assets
($000’s)

We reduced nonperforming assets
from $156.6 million to $40.5
million, a $116.1 million
improvement over the last
eighteen months
– Nonperforming Assets
includes Nonperforming
Loans plus REO and
repossessed assets
– Nonperforming Loans include
loans that are 90 days past
due and nonaccrual loans

Review of Financial Performance (cont.)
Stock Price
Stock Price
January 1, 2011 through June 30, 2013

The stock price improved from
$1.27 per share at the end of the
fourth quarter of 2011 to $4.65 at
the end of the second quarter of
2013
UCFC’s market capitalization at
the end of the fourth quarter of
2011 was $41.4 million, compared
to $233.4 million at the end of the
second quarter of 2013
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50
$5.00
1Q
'11
2Q
'11
3Q
'11
4Q
'11
1Q
'12
2Q
'12
3Q
'12
4Q
'12
1Q
'13
2Q
'13

United Community Financial Corp. - Price Change (%)
UCFC (+247.01%)
SNL U.S. Bank and Thrift (+18.88%)
250
200
150
100
50
0
-50
Jan 2011
Apr 2011
Jul 2011
Oct 2011
Jan 2012
Apr 2012
Jul 2012
Oct 2012
Jan 2013
Apr 2013

Review of Financial Performance (cont.)
Stock Price
% Price Change Compared to SNL U.S. Bank and Thrift
January 1, 2011 through June 30, 2013
UCFC’s stock price performance
was significantly better than the
average of other banks and thrifts
over the past two years

UCFC
Cedar Fair
Sherwin Williams
TransDigm
First Citizens
PVF Capital

Top Performing Ohio Businesses Top Two-Year Returns Two-Year Return as of April 30, 2013 Source: S&P Capital IQ 0% 50% 100% 150% 200%

James R. Reske Chief Financial Officer and Treasurer

UNITED COMMUNITY FINANCIAL CORP.

Utica Shale
Marcellus Shale
Branches
Headquarters
Ashtabula
Edinboro
Geneva
Mentor
Jefferson
Cleveland
Port Clinton
Sandusky
Lorain
Elyria
Parma
Fremont
Norwalk
Oberlin
Strongsville
Streetsboro
Warren
Sharon
Tiffin
Medina
Akron
Austintown
Grove City
Willard
New London
Barberton
Boardman
New Castle
Green
Ashland
Alliance
Butler
Bucyrus
Wooster
Canton
Mansfield
Massillon
Marion
McCandless
New Philadelphia
Pittsburgh
Weirton
Mount Vernon
Bethel Park
Delaware
Steubenville
Coshocton
Washington
Wheeling
Cambridge
Zanesville

Operations 33 Branches and 9 Loan Production Offices Headquartered in Youngstown, Ohio, but its market area extends across northern Ohio and into western Pennsylvania Overview 12

Major Accomplishments
2012 and 2013 YTD

Bulk sale of troubled assets
– Home Savings successfully completed a bulk sale of a substantial amount of the Bank’s troubled loans, along with other assets, to an unrelated party on September 21, 2012
•
The bulk sale lifted $92.7 million of classified assets off of the Bank’s books
Completion of the capital raise
– In the first half of 2013, the Company completed a $47.0 million capital raise
Lifting of regulatory orders
– The Bank’s Consent Order was lifted in January 2013
– The Holding Company’s Cease and Desist Order was lifted in July
2013
•
Both the Bank and the Holding Company remain under informal
memorandums of understanding with the regulators
Overview

UNITED COMMUNITY FINANCIAL CORP.

▪

3Q '08
4Q '08
1Q '09
2Q '09
3Q '09
4Q '09
1Q '10
2Q '10
3Q '10
4Q '10
1Q '11
2Q '11
3Q '11
4Q '11
1Q '12
2Q '12
3Q '12
4Q '12
1Q '13
2Q '13

3Q '08
4Q '08
1Q '09
2Q '09
3Q '09
4Q '09
1Q '10
2Q '10
3Q '10
4Q '10
1Q '11
2Q '11
3Q '11
4Q '11
1Q '12
2Q '12
3Q '12
4Q '12
1Q '13
2Q '13

Capital Ratios
Capital Adequacy at Home Savings
C & D
8.0%
“Well-
Capitalized”
5.0%
Tier 1 Leverage Ratio (Core Capital / Average Assets)
Home Savings
Notes: 1. The Bank C&D was issued in August 2008, and its capital requirements went into effect as of 12/31/08
2.     On March 30, 2012, the C&D was terminated and the Bank was issued a Consent Order
3. On January 31, 2013, the Consent Order was lifted and the Bank entered into an MOU
Total Risk-Based Capital to Risk-Weighted Assets
Home Savings
C & D /
Consent
Order/MOU
12.0%
“Well-
Capitalized”
10.0%

Capital
Consent
Order
9.0%
MOU
8.5%
Home Savings is now considered
well-capitalized
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
11.0%
7.49% 8.20% 8.33%
8.50% 8.68%
8.22%
8.47%
8.71% 8.23% 7.84%
8.44%
8.40%
8.13% 8.16%
8.96%
9.32%
8.37% 8.70%
9.84%
10.03%
C&D (1)
Consent
Order (2)
MOU (3)
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
20.0%
11.8% 12.1%
12.5%
12.8%
13.0%
12.8% 12.7%
13.2% 13.1%
12.5%
13.0%
13.5%
13.3%
14.6%
15.2%
16.4%
16.0%
16.2%
18.3%
19.4%
C&D (1)
Consent
Order (2)
MOU (3)

Review of Financial Performance
UCFC Earnings Analysis
(1)
Earnings prior to tax, loan
loss provision and other
items
Provision expense
Goodwill charge
Key
Income tax
UCFC’s ability to generate pre-
tax, pre-provision earnings has
helped to offset the effect of loan
loss provision expense over the
course of this credit cycle
The wave of the credit cycle is
demonstrated in UCFC’s
provision expense
Butler Wick
Earnings
Notes: 1. The table above contains certain financial information determined to be a presentation not in accordance with GAAP.  We have provided information about significant events that occurred during the period because we believe this information is useful to both investors and management and aids in the overall understanding of their impact on the Company’s overall performance.  Users should consider this financial information a supplementary tool for analysis purposes and not substitute it for GAAP net income
2. Total reflects $150,000 of AMT tax

($MM):
$24.1           $4.1        ($35.3)        ($16.8)    ($37.3)          $0.2        ($20.4)          $6.2
(2)
2006 2007 2008
Net Income
2009 2010 2011 2012
Bulk Sale Provision
(25.3)
(62.4)
(9.9)
(33.6)
(29.4)
(4.3)
39.7
31.4
26.2
24.9
9.5
(3.2)
(24.7)
(49.1)
(28.8)
18.0
24.9
18.4
$0.9
$0.2
3.2
(0.9)
(12.4)
1.2
$1.1
$2.4
$2.0
$4.9
($70)
($60)
($50)
($40)
($30)
($20)
($10)
$0
$10
$20
$30
$40
$50
2006 2007 2008 2009 2010 2011 2012 1H 2013
1H 2013

Reductions in Real Estate Owned (REO)
Real Estate Acquired through Foreclosure
REO Inflows/Outflows: through June 30, 2013
($MM)
REO Inflows/Outflows: 2012
($MM)

80 Properties
19 Properties 105 Properties
166 Properties
256 Properties 77 Properties
167 Properties
166 Properties
$18.1
$0.9
($7.8)
$11.2
($20)
$0
$20
12/31/12 Balance Inflows Outflows 6/30/13 Balance
$32.9
$6.0
($20.8)
$18.1
($40)
($20)
$0
$20
$40
12/31/11 Balance Inflows Outflows 12/31/12 Balance
UCFC’s REO portfolio shrank
from 256 properties worth $32.9
million at the end of 2011 to 166
properties worth $18.1 million at
December 31, 2012
Since December 31, 2011, the
Company took in 77 properties
worth $6.0 million, but sold 167
properties worth $20.8 million
As of December 31, 2012 ($MM):
Bal. No.
– Residential $6.3 75
– Construction 10.0 79
– Commercial 1.8 12
$18.1 166
UCFC’s REO portfolio shrank
from 166 properties worth $18.1
million at the end of 2012 to 105
properties worth $11.2 million at
June 30, 2013
Since December 31, 2012, the
Company took in 19 properties
worth $0.9 million, but sold 80
properties worth $7.8 million
As of June 30, 2013 ($MM):
Bal. No.
– Residential $3.4 56
– Construction 6.9 41
– Commercial 0.9 8
$11.2 105

UNITED COMMUNITY FINANCIAL CORP.

$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
($500)
($1,000)
($1,500)
($2,000)
($2,500)
($3,000)
($3,500)
1Q '10
2Q '10
3Q '10
4Q '10
1Q '11
2Q '11
3Q '11
4Q '11
1Q '12
2Q '12
3Q '12
4Q '12
1Q '13
2Q '13

Interest Rate Risk
The Benefits of a Rising Rate Environment
Impact of Immediate 200 bp Rate Increase on Next 12 Months Net Interest Income
UCFC’s goal is to effectively
manage interest rate risk
Interest rate risk can be measured
in many different ways, including
the effect on net interest income
due to a rise in interest rates
UCFC is currently asset-sensitive
As of June 30, 2013, if interest
rates should suddenly rise (here, a
hypothetical instantaneous 200
basis point positive parallel yield
curve shift), UCFC’s projected net
interest income would increase by
approximately $3.2 million

($000)

Earning Assets
Reduction of Higher-Risk Asset Classes
UCFC’s mix of earning assets has
changed significantly over the
course of the economic crisis
– Higher-risk lending categories
have declined
– Securities make up a larger
portion of earning assets
UCFC’s Deferred Tax Asset
(DTA) was $28.8 million at
December 31, 2012
– The DTA is revalued annually
– Updated valuations would
take into account the tax
effect of any unrealized loss
in the securities portfolio

1-4 Family
$922.3,  37%
Consumer
$343.9, 14%
Comm’l RE
$578.9,  23%
Construction
$279.9,  11%
Commercial
$94.5,  4%
1-4 Family
$576.3,  34%
Commercial
$23.6,  1%
Construction
$35.3,  2%
Consumer
$195.4,  12%
Comm’l RE
$187.6,  11%
Notes: 1. The loan segments are presented net of the allowance for loan losses.  Loans available for sale are included in the 1-4 family segment along with all deferred fees
2. The securities segment is inclusive of AFS securities along with fed funds sold and FHLB stock
Securities and Other
(2)
$666.8,  40%
Securities and Other
(2)
$263.9,  11%
Interest-earning Assets
Total Earning Assets as of 12/31/2008
(1)
Total: $2.5 billion
Total Earning Assets as of 6/30/2013
(1)
Total: $1.7 billion

UCFC has shifted its funding mix
away from higher-cost time
deposits in favor of lower-cost
core deposits
Total cost of deposits was 0.51%
at June 30, 2013
Deposits & Borrowings as of 12/31/2008
Total Deposits: $1.9 billion
Total Borrowings: $462.9 million
Deposits & Borrowings as of 6/30/13
Total Deposits: $1.5 billion
Total Borrowings: $140.6 million
Interest-bearing Liabilities
Note: 1. Includes term FHLB borrowings and term repos

Deposits and Borrowings
Reduced Reliance on Time Deposits while Increasing Core Deposits
Total Checking
$205.7,  9%
Money Market
$273.4,  11%
Savings
$181.6,  8%
CDs
$1,225.3,  52%
Term Borrowings
(1)
$281.2,  12%
Overnight Borrowings
$181.7,  8%
Term Borrowings
(1)
$140.6,  9%
CDs
$526.1,  34%
Savings
$273.0,  17%
Money Market
$334.2,  21%
Total Checking
$300.5,  19%
Rate Schedule
Total Checking 0.39%           Term Borrowings               4.28%
Money Market 2.76%           Overnight Borrowings       2.07%
Savings 0.45%
CDs 4.29%
Cost of Deposits:  3.19% Cost of Funds: 3.27%
Rate Schedule
Cost of Deposits:  0.51% Cost of Funds: 0.86%
Total Checking 0.05%           Term Borrowings               4.28%
Money Market 0.27%
Savings 0.11%
CDs 1.23%

United Community Financial Corp. NASDAQ: UCFC www.UCFCONLINE.com www.HOMESAVINGS.com Headquarters 275 West Federal Street Youngstown, Ohio 44503 20 Questions